Filed pursuant to Rule 497
File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated September 27, 2011
to
Prospectus dated May 12, 2011

This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Management

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers” by replacing the first sentence of the first paragraph of such section in its entirety with the following:

Our board of directors consists of nine members, five of whom are not “interested persons” of us or FB Advisor as defined in Section 2(a)(19) of the 1940 Act.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers” by designating Thomas J. Gravina as an interested director and by reordering the names and biographies of the directors in such section accordingly.

This supplement supplements and amends the section of the Prospectus entitled “Management—Committees of the Board of Directors—Audit Committee” by replacing the second sentence of such section in its entirety with the following:

The members of the audit committee are Messrs. Chandler, Frank and Mendelson, all of whom are independent.

This supplement supplements and amends the section of the Prospectus entitled “Management—Committees of the Board of Directors—Nominating and Corporate Governance Committee” by replacing the first sentence of such section in its entirety with the following:

On January 13, 2011, our board of directors formed the nominating and corporate governance committee, which is currently composed of Messrs. Gravina, Harrow and Heller.

Control Persons and Principal Stockholders

This supplement supplements and amends the section of the Prospectus entitled “Control Persons and Principal Stockholders” by designating Thomas J. Gravina as an interested director in such section.

Description of Our Securities

This supplement supplements and amends the section of the Prospectus entitled “Description of Our Securities—Number of Directors; Vacancies; Removal” by replacing the first sentence of the third paragraph of such section in its entirety with the following:

We currently have a total of nine members of our board of directors, five of whom are independent directors.